SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549



                                       FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                               Securities Exchange Act


          Date of Report (Date of Earliest event reported): November 2, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                      1-8627                              36-3258709
             (Commission File Number)                  (I.R.S. Employer
                                                      Identification No.)





                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (zip code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)











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                       INFORMATION TO BE INCLUDED IN THE REPORT



        Item 5.  Other Events.

             In response to the revised, non-binding Union Pacific Corporation proposal to acquire Santa Fe Pacific Corporation made on October 30, 1994, Santa Fe Pacific Corporation announced on November 2, 1994 that its Board of Directors voted unanimously to reject Union Pacific Corporation's unsolicited proposal.



















































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                                      SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SANTA FE PACIFIC CORPORATION
                                          (Registrant)



                                    By:   /s/ Thomas N. Hund
                                          -----------------------------
                                          (Signature)
                                          Thomas N. Hund
                                          Vice President and Controller


        Date:  November 7, 1994